Exhibit 99.1

Q3 ABS

Technical Due Diligence Report

Palmetto Clean Technology

Document No.: 10582434-HOU-R-01

Issue: C, Status: Final

Date: 15 September 2025

SAFER, SMARTER, GREENER

IMPORTANT NOTICE AND DISCLAIMER

1.

This document is intended for the sole use of the Customer as detailed on page iii of this document, to whom it is addressed and who has entered into a written agreement with the DNV entity issuing this document (“DNV”). No other person or entity is entitled to rely on this document for any purpose. To the maximum extent permitted by law, neither DNV nor any its group companies (collectively the “Group”) assumes any responsibility or liability whether in contract, tort (including without limitation negligence), or otherwise , to any Third Party (being any individual or entity other than the Customer). No company in the Group other than DNV shall be liable for any loss or damage whatsoever suffered by virtue of any act, omission or default (whether arising by negligence or otherwise) by DNV, the Group or any of its or their servants, subcontractors or agents. To the extent that any Third Party is deemed to have a right to rely on this document by operation of law, statute, or otherwise, such reliance is subject to DNV’s standard reliance letter terms, including without limitation, the limitation of liability, which limits DNV’s total liability to 5x the contract value.

2.

This document must be read in its entirety and is subject to any assumptions, limitations and qualifications expressed herein as well as in any other relevant communications in connection with it. This document may contain detailed technical data intended solely for use by individuals possessing requisite expertise in its subject matter.

3.

This document is protected by copyright and may only be reproduced and circulated in accordance with the confidentiality conditions stipulated and/or in DNV’s written agreement with the Customer. No part of this document may be disclosed in any public offering memorandum, prospectus or stock exchange listing, circular or announcement without the express and prior written consent of DNV. Distribution of this document to any Third Party (including by consent) does not confer any rights of reliance unless such Third Party has executed a reliance letter with DNV. Any unauthorized distribution or use of this document shall not create any duty of care or liability on the part of DNV or the Group. The Customer shall not alter or modify this document in any way without DNV’s prior written consent.

4.

This document has been produced from information relating to dates and periods referred to in this document. This document does not imply that any information is not subject to change. Except and to the extent that checking or verification of information or data is expressly agreed within the written scope of its services, DNV shall not be responsible in any way in connection with erroneous information or data provided to it by the Customer or any third party, or for the effects of any such erroneous information or data whether or not contained or referred to in this document.

5.	Any estimates or predictions are subject to factors not all of which are within the scope of this document and nothing in this document guarantees any particular performance or output.

DNV Document No.: 10582434-HOU-R-01, Issue: C, Status: Final – www.dnv.com	Page i

Project name:	Q3 ABS	DNV Energy Systems

Report title:	Technical Due Diligence Report	Renewables & Power Grids

Customer:	Palmetto Clean Technology	1999 Harrison Street,

	155 Grand Ave. Suite 600, Oakland, CA	Oakland, CA, 94612 USA

Contact person:	David Fairbank	Tel: +1 510-891-0446

Date of issue:	15 September 2025

Proposal reference:	OPP-00429093-HOU-P-01-A Palmetto Q3 2025 ABS

Document No.:	10582434-HOU-R-01-C

Task and objective:

The Report describes DNV’s technical due diligence review, in its capacity as Independent Engineer, for a residential, third-party owned portfolio.

Prepared by:	Approved by:

Rebecca Ambresh	Sarah Heller

Project Manager	Senior Project Manager

Distribution outside of DNV:
☐ PUBLISHED	Available for information only to the general public
(subject to the above Important Notice and Disclaimer).
☒ CUSTOMER’S	Distribution for information only at the discretion of the
DISCRETION	Customer (subject to the above Important Notice and
Disclaimer and the terms of DNV’s written agreement
with the Customer).
☐ CONFIDENTIAL	Not to be disclosed outside the Customer’s organization.
☐ NONE	Not to be disclosed outside of DNV.

© 2025 DNV Energy USA Inc. All rights reserved.

Reference to part of this report which may lead to misinterpretation is not permissible.

Issue	Date	Status	Reason for Issue	Prepared by	Verified by	Approved by

A	21 August 2025	DRAFT	Preliminary Report	Various	S. Heller	C. Vadakkan

B	12 September	DRAFT	Updates to equipment replacement modeling	R. Ambresh		S. Heller

C	15 September	FINAL	Updates to equipment replacement modeling	R. Ambresh		S. Heller

(meter costs)

DNV Document No.: 10582434-HOU-R-01, Issue: C, Status: Final – www.dnv.com	Page ii

Table of contents

1	ENERGY ANALYSIS AND PERFORMANCE GUARANTEE FORECASTING		3

	1.1	Description of the data set	3

	1.2	Weather correction	3

	1.3	Accuracy of Sponsor’s energy production forecasts	4

	1.4	Forecasting	5

	1.5	Degradation	7

	1.6	Performance guarantee payout modeling	8

2	TECHNICAL INPUTS TO FINANCIAL MODEL		12

	2.1	PV equipment replacement modeling	12

	2.2	BESS equipment replacement modeling	22

	2.3	Financial model conclusion	26

3	REFERENCES		27

List of tables

Table 1-1 Palmetto Portfolio Summary	1
Table 1-1 Regional PI of the Production Sample	4
Table 1-2 PTO PI of the Production Sample	5
Table 1-3 Forecast Sample distribution	5
Table 1-4 Future uncertainty by region	6
Table 1-5 Portfolio exceedance values considering IAV only	7
Table 1-6 Portfolio degradation rates	8
Table 1-7 Performance guarantee Correction Factors and standard deviation	9
Table 1-8 Performance guarantee payout forecasts for the Portfolio, 25 years with a 3-year payout schedule	10
Table 1-9 Performance guarantee payout forecasts for the Portfolio, 20 years with a 3-year payout schedule	10
Table 1-10 Performance guarantee payout forecasts for the Portfolio, 20 years with a 2-year payout schedule	11
Table 2-1 Portfolio inverter OEM	12
Table 2-2 Portfolio module OEM	12
Table 2-3 Labor costs by failure type	13
Table 2-4 Inverter equipment replacement costs	15
Table 2-5 Module equipment replacement costs	17
Table 2-6 Meter replacement costs	19
Table 2-7 Annual equipment replacement cost forecast for the Portfolio	21
Table 2-8 Annual equipment replacement cost forecast for the Portfolio	22
Table 2-9 Portfolio BESS Breakdown	22
Table 2-10 Portfolio BESS Breakdown	23
Table 2-11 DNV generic BESS failure curve	23
Table 2-12 Annual BESS equipment replacement cost forecast for the Portfolio	24
Table 2-13 Annual BESS equipment replacement cost forecast for the Portfolio per unit	24
Table 2-14 Portfolio equipment replacement model summary	26

List of figures

Figure 2-1 Total Portfolio O&M cost	15
Figure 2-2 DNV primary residential inverter and optimizer failure rates	17
Figure 2-3 DNV primary module failure rates	18
Figure 2-4 Meter failure rates	20

DNV Document No.: 10582434-HOU-R-01, Issue: C, Status: Final – www.dnv.com	Page iii

INTRODUCTION

At the request of Palmetto Clean Technology (“Palmetto”, the “Customer” or the “Sponsor”), DNV has performed a technical due diligence review of the Sponsor’s portfolio of residential PV and PV + battery energy storage systems (BESS) projects (the “Portfolio”) in support of an anticipated securitization.

The purpose of this Report is to summarize DNV’s review of the Sponsor’s capabilities and the documentation received; to evaluate technical risks and mitigation measures relative to typical industry practice; and to advise on the status of any issues that appear technically incorrect and inconsistent with documentation or that remain unresolved at the time of the preparation of this Report.

Per the datatape DNV received, a summary of the Portfolio attributes is provided in Table 1-1.

Table 1-1 Palmetto Portfolio Summary

Region	Number of systems	Capacity (MWdc)
AZ	3,403	32,147
CA	4,444	31,767
CO	949	6,833
CT	1,103	11,850
FL	4,481	50,412
GA	388	3,674
IL	2,137	23,501
KS	55	468
MA	763	7,315
MD	348	3,605
ME	38	336
MI	317	2,301
MO	2	17
NC	27	236
NH	29	275
NJ	288	3,056
NM	75	473
NV	711	6,692
NY	65	717
OH	264	2,351
OK	57	507
PA	631	5,617
RI	67	559
TX	1,545	14,953
VA	1	16
Grand Total	22,188	209,677

DNV Document No.: 10582434-HOU-R-01, Issue: C, Status: Final – www.dnv.com	Page 1

Scope of work

The DNV scope of work is defined in the Short Form Agreement (“Agreement”) OPP-00429093-HOU-P-01-A Palmetto Q3 2025 ABS, dated 14 August 2025 and between Palmetto and DNV Energy USA Inc. This technical due diligence report (the “Report”) is provided pursuant to the terms and conditions of the Agreement, and disclosure of the Report to other potential investors and/or lenders is subject to provisions of the referenced terms and conditions and the disclaimer at the front of this Report.

The DNV scope of work includes the following:

●	Energy and performance guarantee forecasting

●	Technical inputs to the financial model

○	Equipment replacement modeling

Result tables presented herein are also presented in the attached spreadsheet deliverable 10582434-HOU-XL-01-C Palmetto Q3 2025 ABS TDD_15 Septmeber 2025.xlsm.

Methodology and assumptions

This Independent Engineering (IE) Report is a high-level technical due diligence review intended for financial institutions, customers, and project developers. DNV is well qualified to conduct this study, with extensive experience in solar independent engineering and technology due diligence work.

This Report summarizes DNV’s assessment of the Portfolio and relies on the accuracy of the information provided. All those supplying product information have been open and forthcoming in providing the data that DNV has requested. This Report is based on some information not within the control of DNV. DNV believes that the information provided by others is true and correct and reasonable for the purposes of this Report. DNV has not been requested to make an independent analysis or verification of the validity of such information. DNV does not guarantee the accuracy of the data, information, or opinions provided by others. In preparing this Report and the opinions presented herein, DNV has made certain assumptions with respect to conditions that may exist or events that may occur in the future. DNV believes that these assumptions are reasonable for purposes of this Report, but actual events or conditions may cause results to differ materially from forward-looking statements.

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1	ENERGY ANALYSIS AND PERFORMANCE GUARANTEE FORECASTING

DNV analyzed production data from Palmetto’s Fleet of deployed systems to assess the accuracy of Palmetto’s energy production estimates with the goal of establishing expectations for future production risks going forward for the Portfolio. DNV notes that many of the systems for which DNV was provided production data are cash and loan systems, not TPO systems, which is a distinction worth mentioning as cash and loan systems and TPO systems typically have different levels of operational oversight.

1.1	Description of the data set

DNV received a production data file in August 2024 (“H2 2024 data set”) with production estimates, actual production, and metadata for 19,946 systems through the end of July 2024 [1]. DNV used this production data for energy and performance guarantee payout forecasting for the Portfolio. DNV receive a separate datatape of system attributes [2] which was used to create Portfolio concentrations in this energy analysis and the equipment replacement forecasting analysis.

DNV analyzed Palmetto’s operational data from the Production Data File using the following steps:

●	Clean the data to remove erroneous and excludable values;

●	Adjust the production data to long-term average behavior with regard to irradiance;

●	Calculate system performance indices based on the accuracy of Palmetto’s forecasts;

●	Apply uncertainties to the future Portfolio;

●	Forecast future production.

Of the 19,946 systems, 17,006 systems had sufficient production and metadata with which to perform a historical production analysis (the Production Sample). These systems represent systems with data until July 2024. DNV notes that systems with lifetime historical performance indices below 50% and greater than 150% are not included in the Production Sample.

1.2	Weather correction

DNV calculated the extent to which over/under production in a region can be attributed to differences between the irradiance during the operational period relative to the reference irradiation for that region. The analysis compared monthly global horizontal irradiation (GHI) over the operational period to the long-term reference GHI. DNV procured monthly GHI data from DNV Solcast, a web-based service that provides gridded satellite-based irradiance data with global coverage. Solcast’s global solar dataset is based on over a decade of high-resolution visible satellite imagery via the broadband visible wavelength channel. This data has been processed using a combination of peer-reviewed, industry standard techniques and processing algorithms developed in-house, including a cloud-index algorithm that produces consistent results when used with the large number of satellites that must be combined to construct a global dataset. The resulting time series of cloudiness (or cloud index) is then combined with other information to model the amount of solar radiation at the Earth’s surface. The outcome is a 17+ year dataset that provides hourly and sub-hourly estimates of surface irradiance (GHI, DNI, and DIF) for all the Earth’s land mass at a spatial resolution of approximately 3 km (2 arc minutes).

DNV mapped each system in the Residential Production Sample in order to run a clustering algorithm that selects irradiance tile locations based on the geographic distribution and climactic regime of each of the systems in the Residential Production Sample. A total of 79 tile locations were selected. The actual production of each system in the Residential Production Sample is adjusted according to the irradiance adjustment factor during the measurement period from the nearest irradiance tile. The irradiance adjustment factor is the ratio of the annual long-term average compared to the period of record of each system.

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1.3 Accuracy of Sponsor’s energy production forecasts

For each system, DNV computed the mean actual and expected monthly production for each of the twelve (12) calendar months. A Performance Index (PI) was then computed for each system by dividing the sum of monthly means for the actual production by the sum of monthly means for the expected production.

The Production Sample consists of 17,006 systems and the distribution of the performance indices in the Production Sample by region is displayed in the table below.

Table 1-1 Regional PI of the Production Sample

Region	System count	Total capacity (kWdc)	Irradiance adjusted PI

AZ	170	1,609	1.04

CA	417	2,913	0.98

CO	158	1,127	0.94

CT	207	1,741	0.96

DC	11	83	0.92

FL	1,939	20,695	0.95

GA	1,173	10,296	0.96

IL	956	7,221	0.92

MA	2,033	17,420	0.95

MD	205	1,826	0.95

MI	422	3,004	0.90

MO	40	329	0.95

NC	1,545	12,717	0.96

NJ	304	2,417	0.95

NM	59	386	1.01

NV	856	7,180	0.98

NY	1	14	0.97

OH	523	4,572	0.95

PA	2,798	25,543	0.94

RI	508	3,575	0.95

SC	1,329	10,892	0.94

TX	1,077	10,717	0.93

UT	18	130	0.98

VA	233	2,295	0.92

WI	24	182	0.95
Total	17,006	148,884	0.95

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The distribution of the performance indices in the Production Sample by PTO is displayed in the table below.

Table 1-2 PTO PI of the Production Sample

PTO year	System count	Total capacity (kWdc)	Irradiance adjusted PI

2017	2	11	0.90

2018	386	2,967	0.93

2019	1,126	8,771	0.93

2020	1,952	16,211	0.96

2021	3,524	31,271	0.95

2022	6,739	60,967	0.95

2023	3,277	28,687	0.95

Total	17,006	148,884	0.95

Forecasting

A representative sample of systems from the Production Sample were used to forecast for the Portfolio with a total capacity of 209,790 kWdc as shown in the table below (the “Forecast Sample”) which is intended to mirror the geographic and capacity distribution of the Portfolio. Systems in the Production Sample were randomly selected from the corresponding regions to achieve the capacity for each region in the Forecast Sample. As shown in the Forecast Sample, the capacity of the Forecast Sample is 209,790 kWdc and the target capacity of the Portfolio is 209,677 kWdc.

Table 1-3 Forecast Sample distribution

Region	Anticipated number of systems	Anticipated capacity (kWdc)	Forecast Sample systems	Forecast Sample capacity (kWdc)

AZ	3,403	32,147	3,337	32,149

CA	4,444	31,767	4,488	31,772

CO	949	6,833	954	6,833

CT	1,103	11,850	1,410	11,854

FL	4,481	50,412	4,721	50,414

GA	388	3,674	419	3,682

IL	2,137	23,501	3,094	23,508

KS	55	468	66	468

MA	763	7,315	851	7,318

MD	348	3,605	416	3,612

ME	38	336	36	340

MI	317	2,301	328	2,304

MO	2	17	4	29

NC	27	236	27	242

NH	29	275	30	279

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Region	Anticipated number of systems	Anticipated capacity (kWdc)	Forecast Sample systems	Forecast Sample capacity (kWdc)

NJ	288	3,056	384	3,059

NM	75	473	74	479

NV	711	6,692	863	6,698

NY	65	717	50	720

OH	264	2,351	278	2,352

OK	57	507	57	510

PA	631	5,617	623	5,624

RI	67	559	83	560

TX	1,545	14,953	1,507	14,962

VA	1	16	2	20

Totals / Average	22,188	209,677	24,102	209,790

1.4.1	Irradiance uncertainty

DNV calculated the uncertainty or the interannual variability (IAV) of the solar resource for each region in the Portfolio as shown in Table 1-4. The Portfolio level IAV, which is influenced by each regional IAV value, is used to forecast portfolio level uncertainty in Table 1-5 below.

Table 1-4 Future uncertainty by region

Region	Inter-Annual Variability

AZ	1.58%

CA	2.82%

CO	2.40%

CT	3.10%

FL	2.31%

GA	3.63%

IL	2.58%

KS	2.40%

MA	2.89%

MD	2.88%

ME	2.87%

MI	2.40%

MO	3.33%

NC	3.03%

NH	2.88%

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Region	Inter-Annual Variability

NJ	3.02%

NM	2.01%

NV	2.27%

NY	2.55%

OH	2.52%

OK	3.52%

PA	2.86%

RI	3.05%

TX	3.81%

VA	2.83%

Portfolio	2.10%

1.4.2  Annual forecasts inclusive of irradiance uncertainty only

Table 1-5 shows probability of exceedance values for the Portfolio for any given year when the only source of uncertainty considered is IAV. Availability losses or historical performance of the systems in the forecast sample and degradation are not considered in Table 1-5 below. Values are not specific to Year 1 of the Portfolio, but represent the probability of exceedance of the IAV for any 1-year period given the historical IAV of the regions represented in the Portfolio.

Table 1-5 Portfolio exceedance values considering IAV only

Exceedance value	1- year

P50	1.0000

P75	0.9858

P90	0.9730

P95	0.9654

P99	0.9511

1.5  Degradation

For an individual system utilizing standard crystalline modules, DNV utilizes an asymmetric system-level degradation distribution with a mean of 0.81%. This system-level degradation rate distribution is based on a peer-reviewed study published by NREL and DNV. The study analyzed a quality-controlled performance data from numerous PV installations to isolate the effect of degradation from other performance factors. For Maxeon systems, DNV utilizes an annual system-level P50 degradation factor of 0.25%.

DNV notes that the study was primarily based on performance data from larger-capacity PV systems, rather than residential-scale systems study.

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There are notable differences between long-term module level degradation rates, such as the rates detailed in manufacturers warranties, and system level degradation. This difference is often attributed to BOS losses and system level degradation, which is the sum of the module level degradation and BOS degradation effects. It should be emphasized that a module can degrade at a rate independent of other modules. Over time the variation of these rates leads to system mismatch where the optimum operating current and voltages of modules may vary. For hardwired arrays this can lead to none of the degraded modules working as well in the array as they would individually, and this impact is expected to increase with time.

The Portfolio will utilize microinverters and module-level-power-electronic (MLPE) technology. The utilization of micro-inverters and module-level-power-electronics technology on residential sites can theoretically mitigate some of the electrical mismatch that can further degrade system performance; however, DNV currently lacks sufficient and statistically robust data to evaluate this behavior.

DNV performed a simulation on the Portfolio systems to estimate the uncertainty in Portfolio-level degradation. A key assumption is that each module model behaves independently. Other factors can create either correlation or independence in degradation; however, little data is available to inform how these factors behave. In each realization of the simulation, a degradation rate is randomly sampled from a distribution unique to each module model, and this degradation rate is assigned to all systems utilizing that same module make and model. The Portfolio-level degradation rate was calculated as an energy estimate-weighted average of the degradation rates for all systems within the Portfolio. The results of 1,000 simulations of the Portfolio are presented in the table below.

Table 1-6 Portfolio degradation rates

Percentile	Degradation rate

P50	0.80%

P75	0.92%

P90	1.04%

P95	1.11%

P99	1.26%

1.6 Performance guarantee payout modeling

DNV anticipates that in some cases the Customer’s performance guarantee under its customer agreements will result in reimbursements paid to homeowners. Performance guarantee payouts are observed throughout the residential solar industry.

DNV understands that the Customer guarantees 90% of expected production for both PPA and lease systems. Actual production in a given true-up period below 90% results in a refund to the customer, while actual production above 90% will be used to offset future underperformance. The true-up period for systems in the Portfolio is three years or two years depending on the contract.

When forecasting performance guarantee payouts DNV considers the historical performance of assets in the portfolio (defined as Correction Factor or Regional Correction Factor), IAV, and degradation. In the performance guarantee model, DNV calculates Correction Factor by averaging the annual Performance Index values for all systems in the Production Sample for that region that have more than two years of production data. The Correction Factor standard deviation for a given region is calculated by taking a standard deviation of annual Performance Index values for each system in a region.

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Then all system level standard deviations are averaged to determine a regional standard deviation for modeling purposes. The table below shows the performance guarantee Correction Factor and Correction Factor standard deviation for the performance guarantee calculations.

Table 1-7 Performance guarantee Correction Factors and standard deviation

Region	Systems with 2+ yrs data in Production Sample	Correction Factor	Standard deviation
US	12,860	0.96	0.040

DNV has forecast performance guarantee payouts for the Portfolio based on each system having either:

•	25 year agreement with a 3-year pay schedule, with the last year being a 1-year true-up

•	20 year agreement with a 3-year pay schedule, with the last year being a 2-year true up

•	20 year agreement with a 2-year pay schedule

The model was run at a 90% guarantee level via Monte Carlo simulation for the Forecast Sample of 24,102 systems, which were sampled from the 12,860 systems with sufficient data. The methodology employed for these calculations for both the lease and PPA systems is as follows:

1)

The calculations were performed on the 24,102 systems in the Forecast Sample. Each asset was assigned a first- year generation estimate in units of kWh/year by multiplying its kWdc size by the average yield factor of each state.

2)	For each system, production was simulated for each year of the customer agreement according to the following process:

a.	A Regional Correction Factor was sampled from the system’s Regional Correction Factor distribution for each year of each system realization.

b.	A degradation rate was sampled for each system for each realization. DNV’s degradation distribution for PV systems has a median of 0.64% and a mean of 0.81%.

c.

For each year of each system realization, inter-annual variability values were sampled from the Portfolio variability distributions for each year. These variability values were applied to the simulated production from (b).

3)

If production for any year was below either 90% of the estimate for that year, the difference was considered reimbursable energy, and a refund is issued to the homeowner. If production exceeded the guaranteed production, that amount is banked against future underproduction.

4)

For each system, the annual reimbursement rates were calculated as the ratio of the reimbursable energy to the estimated production in that year. The system’s total reimbursement rate was calculated as the ratio of the total reimbursable energy to the total energy produced. The average reimbursement rate was calculated for each region for both the annual and the lifetime results.

5)	The model was run with 1,000 realizations and the P50, P75, P90, and P99 reimbursement rates were calculated.

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Results are presented in Table 1-8 below as the ratio of reimbursable energy to the forecast energy for that three-year period (one year period for the last year of contract term). DNV’s forecast assumes that each system starts on the same date. The forecasts can be applied proportionally across different start years.

Table 1-8 Performance guarantee payout forecasts for the Portfolio, 25 years with a 3-year payout schedule

Year	P50	P75	P90	P95	P99

1

2

3	0.04%	0.10%	0.21%	0.29%	0.42%

4

5

6	0.20%	0.26%	0.32%	0.36%	0.44%

7

8

9	0.63%	0.72%	0.80%	0.85%	0.92%

10

11

12	1.17%	1.28%	1.38%	1.43%	1.52%

13

14

15	1.81%	1.92%	2.03%	2.08%	2.18%

16

17

18	2.49%	2.63%	2.73%	2.79%	2.91%

19

20

21	3.27%	3.40%	3.51%	3.58%	3.69%

22

23

24	4.08%	4.22%	4.34%	4.41%	4.51%

25	4.58%	4.75%	4.89%	4.97%	5.11%

Table 1-9 Performance guarantee payout forecasts for the Portfolio, 20 years with a 3-year payout schedule

Year	P50	P75	P90	P95	P99

1

2

3	0.04%	0.10%	0.21%	0.29%	0.42%

4

5

6	0.20%	0.26%	0.32%	0.36%	0.44%

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7

8

9	0.63%	0.72%	0.80%	0.85%	0.92%

10

11

12	1.17%	1.28%	1.38%	1.43%	1.52%

13

14

15	1.81%	1.92%	2.03%	2.08%	2.18%

16

17

18	2.49%	2.63%	2.73%	2.79%	2.91%

19

20	3.13%	3.27%	3.38%	3.45%	3.56%

Table 1-10 Performance guarantee payout forecasts for the Portfolio, 20 years with a 2-year payout schedule

Year	P50	P75	P90	P95	P99

1

2	0.04%	0.11%	0.25%	0.35%	0.50%

3

4	0.08%	0.12%	0.17%	0.20%	0.29%

5

6	0.25%	0.31%	0.37%	0.41%	0.50%

7

8	0.54%	0.63%	0.71%	0.76%	0.81%

9

10	0.89%	0.99%	1.08%	1.14%	1.22%

11

12	1.27%	1.38%	1.48%	1.53%	1.63%

13

14	1.69%	1.80%	1.91%	1.96%	2.07%

15

16	2.15%	2.26%	2.37%	2.43%	2.55%

17

18	2.61%	2.75%	2.85%	2.91%	3.02%

19

20	3.13%	3.27%	3.38%	3.45%	3.56%

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2  TECHNICAL INPUTS TO FINANCIAL MODEL

2.1  PV equipment replacement modeling

DNV modelled expected equipment replacement costs for inverters, modules, monitoring equipment for the Portfolio as provided in the Portfolio characteristics provided by Palmetto [2].

The model is designed to simulate an ownership model in which Palmetto is responsible for all O&M costs. DNV’s model considers equipment failure rates, projected equipment costs, equipment warranties, system size, likelihood of multiple non-critical failures on a single system, and labor costs.

2.1.1  PV equipment replacement assumptions

2.1.1.1  Portfolio PV equipment replacement assumptions

•	The lease/PPA for all systems is 25 years; no lease renewals or defaults are considered.

•	No equipment replacement costs past lease expiration date.

•	Systems in the Portfolio were installed in 2023-2025.

DNV modeled the inverter capacities in Table 2-1.

Table 2-1 Portfolio inverter OEM

Inverter OEM	Capacity (kWdc)	% of total capacity
Enphase	130,714	62.39%
Tesla	51,605	24.26%
SolarEdge	27,351	13.35%
Schneider	7	0.00%
Total	209,677	100%

DNV modeled module capacities and quality classifications in Table 2-2.

Table 2-2 Portfolio module OEM

Module OEM	Capacity (kWdc)	% of total capacity	Quality classification
QCells	71,117	33.92%	High
Jinko	42,832	20.43%	High
Trina	24,233	11.56%	High
Hyundai	19,989	9.53%	Typical
Longi	13,466	6.42%	High
JA Solar	11,798	5.63%	High
REC	7,713	3.68%	High
Canadian Solar	6,816	3.25%	High
Silfab	6,561	3.13%	Typical
VSUN	1,726	0.82%	Typical

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Module OEM	Capacity (kWdc)	% of total capacity	Quality classification
Maxeon	1,698	0.81%	High
SEG	828	0.39%	Unknown
Mission	458	0.22%	Unknown
Ureco	390	0.19%	Unknown
Sunpower	52	0.02%	High
Total	209,677	100%

2.1.1.2  Labor PV equipment replacement assumptions

DNV modeled the anticipated costs to replace all PV equipment (modules, string inverters, optimizers, microinverters, and monitoring and communications equipment) in the Portfolio. DNV assumed the labor costs are fully born by Palmetto for the entire Portfolio.

•	Truck roll costs are synonymous with labor costs and are exclusive of equipment costs.
•

Palmetto provided DNV with average historical truck roll costs by equipment type as well as the average number of truck rolls required for each type of failure to fully remedy [3]. The table below presents the average truck roll costs presented to DNV and the average number of truck rolls required for each type of failure.

Table 2-3 Labor costs by failure type

Equipment type	Truck roll cost range	Average number of truck rolls required	Total replacement labor cost per failure
Microinverter	$430	1.11	$478
Optimizer	$398	1.11	$442
String	$366	1.11	$407

•	Labor costs per failure have been modeled at a blended rate of $456, which considers the distribution of microinverter, optimizer, and string inverter systems in the Portfolio.
•

The failure of one module, optimizer, or microinverter, all considered non-critical components, only decreases system production incrementally by the proportion of energy represented by that part in the system. DNV’s model requires that at least five (5) non-critical components fail before a truck roll is allowed on a given system.

•

In order to model the number of truck-rolls required, DNV used the binomial distribution to calculate the number of sites which had a minimum threshold of failed non-critical components. For example, a minimum threshold could be one (1) failed microinverter and one (1) failed module on an Enphase system. The binomial distribution can be used to calculate how many sites have two (2) non-critical component failures necessitating a truck roll.

•	Labor cost escalation has not been modeled.
•	DNV did not model reimbursement from manufacturers for warranty replacement labor.

2.1.1.3  Equipment PV equipment replacement assumptions

DNV’s O&M cost forecasting assumes the Sponsor possesses mature logistics capabilities and is able to exercise and enforce all relevant equipment warranties to their fullest extent. Under successful warranty claims, the equipment and shipping costs to replace failed components are fully covered by the original equipment manufacturer. Each equipment

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manufacturer provides distinct warranty terms, after which all replacement equipment costs are fully borne by the system Owner.

•	Equipment is modeled considering the following warranties:
•	Modules:

◾	High Durability: 30 years
◾	Typical Quality: 25 years
◾	Unknown Quality: 25 years
○	Inverters:
◾	Enphase microinverters: 25 years
◾	Schneider inverters: 13 years
◾	SolarEdge inverters: 25 years
◾	SolarEdge optimizers: 25 years
◾	Telsa inverters: 12.5 years
○	Monitoring hardware: 5 years for all manufacturers
•	DNV assumes monitoring hardware count is the same as the number of string inverters, and for systems with microinverters 1 monitoring system is used per project
•	DNV assumes 1.2 string inverters per system.
•

For each Tesla inverter installed, Palmetto holds $600 back from each installer. This is put into a reserve to be allocated toward Tesla inverter failures after the Tesla 12.5-year inverter warranty expires. DNV modeled a reserve of $3,875,040 ($600 * 6,458 Tesla inverters) against which equipment costs of Tesla inverters are offset after the warranty expires. The reserve covers inverter equipment costs until 2048.

•	DNV assumes all warranties are honored for the full term and has not derated any warranty terms based on the financial strength of the OEMs.
•	DNV considers primary and secondary equipment failures, meaning equipment that is replaced can fail again.
•	DNV uses a DNV-modified version of Wood Mackenzie’s H1 2024 US solar PV system pricing data [4].

Figure 2-1 displays the forecast O&M costs for the Portfolio.

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2.1.2  Inverter replacement equipment costs

Table 2-4 below displays DNV’s modeled equipment replacement costs for inverters and optimizers in the Portfolio. Optimizers only apply to SolarEdge inverters for the Portfolio. DNV has assigned the costs below to respective components in the Portfolio. In all cases, the Wood Mackenzie forecast extends to 2034 [4]. Thereafter, DNV assumes a 2% annual cost reduction until 2044 where DNV assumes a flatline of costs.

Table 2-4 Inverter equipment replacement costs

Year	String [$/Wdc]	Microinverter [$/Wdc]	Optimizer [$/Wdc]
2025	$0.148	$0.347	$0.168
2026	$0.145	$0.340	$0.165
2027	$0.142	$0.333	$0.162
2028	$0.139	$0.327	$0.158
2029	$0.136	$0.320	$0.155
2030	$0.134	$0.314	$0.152
2031	$0.132	$0.307	$0.149

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Year	String [$/Wdc]	Microinverter [$/Wdc]	Optimizer [$/Wdc]

2032	$0.131	$0.301	$0.146

2033	$0.130	$0.295	$0.143

2034	$0.128	$0.289	$0.140

2035	$0.126	$0.284	$0.137

2036	$0.123	$0.278	$0.135

2037	$0.121	$0.272	$0.132

2038	$0.118	$0.267	$0.129

2039	$0.116	$0.262	$0.127

2040	$0.114	$0.256	$0.124

2041	$0.111	$0.251	$0.122

2042	$0.109	$0.246	$0.119

2043	$0.107	$0.241	$0.117

2044	$0.105	$0.236	$0.115

2045	$0.105	$0.236	$0.115

2046	$0.105	$0.236	$0.115

2047	$0.105	$0.236	$0.115

2048	$0.105	$0.236	$0.115

2049	$0.105	$0.236	$0.115

2050	$0.105	$0.236	$0.115

2.1.3  Inverter failure rates

DNV assumes the inverter and optimizer failure rates as shown in Figure 2-2. DNV’s projected failure rates are based on available data.

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2.1.4  Module replacement costs

Table 2-5 below displays DNV’s modeled equipment replacement costs for modules in the Portfolio. In all cases, the Wood Mackenzie forecast extends to 2034 [4]. Thereafter, DNV assumes a 3% annual cost reduction until 2045 where DNV assumes a flatline of costs.

Table 2-5 Module equipment replacement costs

Year	Module [$/Wdc]

2025	$0.284

2026	$0.268

2027	$0.263

2028	$0.260

2029	$0.256

2030	$0.251

2031	$0.247

2032	$0.243

2033	$0.239

2034	$0.242

2035	$0.234

2036	$0.227

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Year	Module [$/Wdc]

2037	$0.221

2038	$0.214

2039	$0.208

2040	$0.201

2041	$0.195

2042	$0.189

2043	$0.184

2044	$0.178

2045	$0.178

2046	$0.178

2047	$0.178

2048	$0.178

2049	$0.178

2050	$0.178

2.1.5  Module failure rates

DNV assumes the module failure rates as shown in Figure 2-3. DNV’s projected failure rates are based on available data.

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2.1.6  Meter replacement costs

Table 2-6 below displays DNV’s modeled equipment replacement costs for meters in the Portfolio. DNV assumes a cost of $250/meter for all years forecasted. Palmetto confirmed their historical data supports this $250 blended rate for meter replacement costs. [5]

Table 2-6 Meter replacement costs

Year	Meter [$/meter]

2025	$250.00

2026	$250.00

2027	$250.00

2028	$250.00

2029	$250.00

2030	$250.00

2031	$250.00

2032	$250.00

2033	$250.00

2034	$250.00

2035	$250.00

2036	$250.00

2037	$250.00

2038	$250.00

2039	$250.00

2040	$250.00

2041	$250.00

2042	$250.00

2043	$250.00

2044	$250.00

2045	$250.00

2046	$250.00

2047	$250.00

2048	$250.00

2049	$250.00

2050	$250.00

2.1.7  Meter failure rates

DNV assumes the meter failure rates as shown in Figure 2-4.

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2.1.8  Portfolio equipment replacement forecast

Table 2-7 below shows the equipment replacement forecast $/kWdc by year for the Portfolio. DNV also notes that these costs are exclusive of labor inflation.

Table 2-7 Annual equipment replacement cost forecast for the Portfolio

Year	Equipment $/kWdc	Labor $/kWdc	Total $/kWdc

2026	$0.00	$0.27	$0.27

2027	$0.00	$0.15	$0.15

2028	$0.00	$0.14	$0.14

2029	$0.00	$0.14	$0.14

2030	$0.00	$0.14	$0.14

2031	$0.00	$0.14	$0.14

2032	$0.00	$0.15	$0.15

2033	$0.01	$0.17	$0.18

2034	$0.05	$0.27	$0.32

2035	$0.19	$0.58	$0.76

2036	$0.55	$1.42	$1.98

2037	$1.33	$3.16	$4.48

2038	$2.39	$5.82	$8.22

2039	$3.52	$8.68	$12.20

2040	$4.10	$10.35	$14.46

2041	$3.79	$10.04	$13.83

2042	$2.77	$8.10	$10.87

2043	$1.60	$5.89	$7.48

2044	$0.73	$4.67	$5.40

2045	$0.26	$4.79	$5.05

2046	$0.08	$5.31	$5.39

2047	$0.04	$4.59	$4.63

2048	$1.72	$4.05	$5.77

2049	$2.64	$3.74	$6.39

2050	$2.05	$3.30	$5.35

Column total ($/kWdc)	$27.83	$86.05	$113.88

Table 2-8 below shows the equipment replacement forecast total spend by year for the Portfolio. DNV also notes that these costs are exclusive of labor inflation.

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Table 2-8 Annual equipment replacement cost forecast for the Portfolio

Year	Equipment $	Labor $	Total $

2026	$0	$56,077	$56,077

2027	$0	$30,545	$30,545

2028	$0	$29,634	$29,634

2029	$0	$29,634	$29,634

2030	$0	$29,634	$29,634

2031	$0	$29,634	$29,634

2032	$221	$30,545	$30,767

2033	$2,387	$36,016	$38,404

2034	$10,847	$55,617	$66,464

2035	$39,395	$120,783	$160,177

2036	$116,232	$297,967	$414,199

2037	$277,850	$662,490	$940,340

2038	$502,023	$1,221,011	$1,723,033

2039	$738,261	$1,819,577	$2,557,839

2040	$860,659	$2,170,844	$3,031,503

2041	$794,516	$2,104,621	$2,899,137

2042	$580,486	$1,698,286	$2,278,772

2043	$334,800	$1,234,615	$1,569,415

2044	$152,582	$978,877	$1,131,459

2045	$55,180	$1,003,333	$1,058,513

2046	$17,191	$1,113,880	$1,131,071

2047	$8,996	$961,682	$970,678

2048	$360,207	$849,506	$1,209,713

2049	$553,982	$784,810	$1,338,792

2050	$315,634	$508,312	$823,947

Column total	$5,721,450	$17,857,929	$23,579,379

2.2	BESS equipment replacement modeling

DNV modeled the cost of replacing BESS within the Portfolio. The Portfolio has been modeled with 4,787 BESS units according to the distribution in the table below.

Table 2-9 Portfolio BESS Breakdown

Supplier	Units	Concentration

Tesla	2,447	51%

Enphase	2,083	44%

SolarEdge	256	5%

Franklin	1	0%

Total	4,787	100%

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DNV made the following assumptions:

•	BESS units cost $6,250 in Year 1 and decline in cost at 3.5% annually for 20 years.

•	Secondary failures are also modeled, meaning that a replaced unit can fail again.

•	Each unit that fails is required to be replaced.

•	Palmetto confirmed that a BESS truck roll is $366 and the average number of truck rolls to replace a failed BESS is 1.11 [3]. Therefore, DNV modeled the cost of labor as $407 per BESS failure.

•	All units were modeled as installed in the same year. DNV notes that most assets in the Portfolio were installed in 2025 with a few in 2023 and 2024.

•	No labor escalation has been modeled.

Each BESS product follows manufacturer specific warranty and labor reimbursement terms as provided by Palmetto and shown in the table below. To the extent that manufacturer labor reimbursement does not cover the full modeled labor cost, DNV considers the difference to be payable by Palmetto, which has been considered in the model results.

Table 2-10 Portfolio BESS Breakdown

Supplier	Warranty term (years)	Labor reimbursement term (years)	First labor reimbursement	Second labor reimbursement

Enphase	15	15	$350	$350

Franklin	12	0	$0	$0

SolarEdge	10	10	$250	$125

Tesla[1]	12	5	$450	$450

All products were modeled along DNV’s generic 70% BESS failure curve shown in Table 2-11.

Table 2-11 DNV generic BESS failure curve

Year	Failure Rate

1	6.40%

2	2.20%

3	1.60%

4	2.00%

5	1.80%

6	2.00%

7	1.50%

8	4.20%

9	17.10%

10	17.70%

11	1.80%

12	3.00%

13	5.60%

[1]

DNV notes that given Tesla’s first and second labor reimbursement is greater than the modeled cost of a truck roll ($407), DNV assumed that Tesla’s reimbursement would only be up to the truck roll cost of $407.

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Year	Failure Rate
14	11.30%
15	21.70%

Table 2-12 Annual BESS equipment replacement cost forecast for the Portfolio

	Primary failures			Secondary failures
Year	Equipment cost	Labor cost	Total primary	Equipment cost	Labor cost	Total secondary	Total BESS replacement costs
1 (2026)	$0	$73,937	$73,937	$0	$0	$0	$73,937
2	$0	$25,416	$25,416	$0	$4,863	$4,863	$30,279
3	$0	$18,484	$18,484	$0	$3,343	$3,343	$21,827
4	$0	$23,105	$23,105	$0	$3,006	$3,006	$26,111
5	$0	$20,795	$20,795	$0	$3,875	$3,875	$24,670
6	$0	$23,105	$23,105	$0	$4,084	$4,084	$27,189
7	$0	$17,329	$17,329	$0	$4,740	$4,740	$22,068
8	$0	$48,521	$48,521	$0	$4,483	$4,483	$53,004
9	$0	$197,549	$197,549	$0	$8,781	$8,781	$206,330
10	$0	$204,481	$204,481	$0	$30,085	$30,085	$234,566
11	$20,168	$21,947	$42,115	$0	$38,994	$38,994	$81,109
12	$32,437	$36,578	$69,015	$30,664	$22,171	$52,835	$121,850
13	$617,167	$68,279	$685,445	$20,083	$23,468	$43,552	$728,997
14	$1,201,767	$137,776	$1,339,543	$257,423	$29,512	$286,935	$1,626,478
15	$2,227,044	$264,579	$2,491,623	$339,496	$40,333	$379,829	$2,871,452
16	$0	$0	$0	$498,769	$61,404	$560,173	$560,173
17	$0	$0	$0	$623,947	$71,850	$695,797	$695,797
18	$0	$0	$0	$968,668	$115,591	$1,084,259	$1,084,259
19	$0	$0	$0	$1,227,897	$151,840	$1,379,737	$1,379,737
20	$0	$0	$0	$821,283	$105,242	$926,525	$926,525
21	$0	$0	$0	$507,910	$65,085	$572,995	$572,995
22	$0	$0	$0	$700,881	$89,813	$790,694	$790,694
23	$0	$0	$0	$1,182,549	$151,536	$1,334,085	$1,334,085
24	$0	$0	$0	$1,780,894	$228,209	$2,009,103	$2,009,103
25	$0	$0	$0	$1,280,890	$164,137	$1,445,027	$1,445,027
Totals	$4,098,583	$1,181,880	$5,280,463	$269,539	$34,540	$304,079	$16,948,263

Table 2-13 Annual BESS equipment replacement cost forecast for the Portfolio per unit

	Primary failures			Secondary failures
Year	Equipment cost	Labor cost	Total primary	Equipment cost	Labor cost	Total secondary	Total BESS replacement costs
1 (2026)	$0	$15	$15	$0	$0	$0	$15
2	$0	$5	$5	$0	$1	$1	$6
3	$0	$4	$4	$0	$1	$1	$5

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	Primary failures			Secondary failures
4	$0	$5	$5	$0	$1	$1	$5
5	$0	$4	$4	$0	$1	$1	$5
6	$0	$5	$5	$0	$1	$1	$6
7	$0	$4	$4	$0	$1	$1	$5
8	$0	$10	$10	$0	$1	$1	$11
9	$0	$41	$41	$0	$2	$2	$43
10	$0	$43	$43	$0	$6	$6	$49
11	$4	$5	$9	$0	$8	$8	$17
12	$7	$8	$14	$6	$5	$11	$25
13	$129	$14	$143	$4	$5	$9	$152
14	$251	$29	$280	$54	$6	$60	$340
15	$465	$55	$520	$71	$8	$79	$600
16	$0	$0	$0	$104	$13	$117	$117
17	$0	$0	$0	$130	$15	$145	$145
18	$0	$0	$0	$202	$24	$227	$227
19	$0	$0	$0	$257	$32	$288	$288
20	$0	$0	$0	$172	$22	$194	$194
21	$0	$0	$0	$106	$14	$120	$120
22	$0	$0	$0	$146	$19	$165	$165
23	$0	$0	$0	$247	$32	$279	$279
24	$0	$0	$0	$372	$48	$420	$420
25	$0	$0	$0	$268	$34	$302	$302
Totals	$856	$247	$1,103	$2,139	$298	$2,437	$3,540

As stated above, the model assumes all BESS units are installed in the same year (2025). As such, the Year 1 (2026) forecast above is advanced one year as DNV assumes the Year 1 costs have already been absorbed by the Customer. The model also does not account for assets tailing out at the end of a contract. DNV’s modeled forecast BESS equipment replacement costs are $3,540 per BESS unit in 2025 dollars.

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2.3  Financial model conclusion

A summary of the PV equipment replacement model and the BESS equipment replacement model is presented below.

Table 2-14 Portfolio equipment replacement model summary

Year	Total PV Equipment	Total PV Labor	Total BESS Equipment	Total BESS Labor	Total Cost

1	$0	$56,077	$0	$73,937	$130,014

2	$0	$30,545	$0	$30,279	$60,824

3	$0	$29,634	$0	$21,827	$51,461

4	$0	$29,634	$0	$26,111	$55,745

5	$0	$29,634	$0	$24,670	$54,304

6	$0	$29,634	$0	$27,189	$56,823

7	$221	$30,545	$0	$22,069	$52,836

8	$2,387	$36,016	$0	$53,004	$91,408

9	$10,847	$55,617	$0	$206,330	$272,794

10	$39,395	$120,783	$0	$234,566	$394,743

11	$116,232	$297,967	$20,168	$60,941	$495,308

12	$277,850	$662,490	$63,101	$58,749	$1,062,190

13	$502,023	$1,221,011	$637,250	$91,747	$2,452,030

14	$738,261	$1,819,577	$1,459,190	$167,288	$4,184,317

15	$860,659	$2,170,844	$2,566,540	$304,912	$5,902,955

16	$794,516	$2,104,621	$498,769	$61,404	$3,459,310

17	$580,486	$1,698,286	$623,947	$71,850	$2,974,569

18	$334,800	$1,234,615	$968,668	$115,591	$2,653,674

19	$152,582	$978,877	$1,227,897	$151,840	$2,511,196

20	$55,180	$1,003,333	$821,283	$105,242	$1,985,038

21	$17,191	$1,113,880	$507,910	$65,085	$1,704,066

22	$8,996	$961,682	$700,881	$89,813	$1,761,372

23	$360,207	$849,506	$1,182,549	$151,536	$2,543,798

24	$553,982	$784,810	$1,780,894	$228,209	$3,347,895

25	$315,634	$508,312	$1,280,890	$164,137	$2,268,974

Totals	$5,721,450	$17,857,929	$14,339,937	$2,608,326	$40,527,642

DNV Document No.: 10582434-HOU-R-01, Issue: C, Status: Final – www.dnv.com	Page 26

3  REFERENCES

[1]	Palmetto, 10506137 Palmetto Enphase TDD 2024_PEGU ANALYSIS DATA, 28 August 2024.
[2]	Palmetto, 1058XXXX Palmetto ABS Q3 Data Request_Characteristics (Palmetto Answers_8.7.25), 07 August 2025.
[3]	D. Fairbank, Email from David Fairbank Subject Line: Re: Equipment Replacement Reports, 12 September 2025.
[4]	Wood Mackenzie, US solar PV system pricing H1 2024, 2024.
[5]	Fairbank, David, Re: Equipment Replacement Reports, 15 September 2025.
[6]	D. Fairbank, Email from David Fairbank to Ben Dodge subject line: Re: PV Equipment Modeling Follow-up, Received Monday 12 May 2025.
[7]	Email exchange between DNV and Palmetto, 17-18 April 2025, Ben Dodge, David Fairbank, Ruslan Kudlai.

DNV Document No.: 10582434-HOU-R-01, Issue: C, Status: Final – www.dnv.com	Page 27

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